                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION        CASE NO.        00 B 28798
            ---------------------------                      --------------

            SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS (1)
            ---------------------------------------------------

            For Month Ending      June 30     , 2002
                             ------------------


BEGINNING BALANCE IN ALL ACCOUNTS                        $9,915,228
                                                         ----------

RECEIPTS:
       1. Receipts from operations                       $  150,000
                                                         ----------
       2. Other Receipts                                 $   11,647
                                                         ----------
       3. Preference Claims Receipts                     $        -
                                                         ----------
       4. Sale Of Assets                                 $        -
                                                         ----------
       5. Receipt Of Escrow                              $        -
                                                         ----------
       6. General Motors Funding                         $        -
                                                         ----------

DISBURSEMENTS:
       3. Net payroll:
              a. Officers                                $   18,652
                                                         ----------
              b. Others                                  $    2,081
                                                         ----------

       4. Taxes
              a. Federal Income Taxes                    $    6,841
                                                         ----------
              b. FICA withholdings                       $    1,359
                                                         ----------
              c. Employee's withholdings (2)             $      236
                                                         ----------
              d. Employer's FICA                         $    1,359
                                                         ----------
              e. Federal Unemployment Taxes              $        -
                                                         ----------
              f. State Unemployment Taxes                $        -
                                                         ----------
              g. State Employee withholdings             $      840
                                                         ----------
              h. All other taxes                         $        -
                                                         ----------

       5. Necessary expenses:
              a. Rent or mortgage payments (s)           $   2,600
                                                         ----------
              b. Utilities                               $        -
                                                         ----------
              c. Insurance                               $  329,184
                                                         ----------
              d. Merchandise bought for                  $        -
                    manufacture or sale                  ----------

              e. Other necessary expenses
                    Foothill Secured Loan                $        -
                                                         ----------
                    Asset Sale Related Expenses          $        -
                                                         ----------
                    Union Closure Agreement              $        -
                                                         ----------
                    Professional/Trustee Fees            $  137,337
                                                         ----------
                    All Other Disbursements              $   24,482
                                                         ----------
TOTAL DISBURSEMENTS                                      $  524,971
                                                         ----------

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $ (363,324)
                                                                                ----------
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798      $9,551,904
       OPERATING ACCOUNT: 5800272592                                            ----------
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798      $        -
       PAYROLL ACCOUNT: 5800272618                                              ----------
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798      $   58,602
       DANNEN CRANE HEYMAN SIMON SPECIAL ACCOUNT ALLIED: 8601721825             ----------
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798      $   (2,102)
       ACCOUNTS PAYABLE DISBURSEMENTS: 5800272600                               ----------
ENDING BALANCE IN LASALLE BANK N.A., VERSON CORPORATION                         $        -
       PAYROLL ACCOUNT: 5800026501                                              ----------
ENDING BALANCE IN ALL ACCOUNTS                           $9,608,404
                                                         ----------

(1) All information reflects cash activity per Company accounting records
(2) Includes wage garnishments

                             OPERATING REPORT Page 1
                                   Exhibit "B"

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:  ALLIED PRODUCTS CORPORATION        CASE NO.:       00 B 28798
            ---------------------------                      --------------

                                RECEIPTS LISTING
                                ----------------

            FOR MONTH ENDING      June 30      , 2002
                             -------------------

SUMMARY OF COMPANY RECEIPTS FOR THE PERIOD OF JUNE 1, 2002 THROUGH JUNE 30, 2002 (1)


DATE RECEIVED                         DESCRIPTION                        AMOUNT
-------------                         -----------                       --------
None                 General Motors                                     $      -
None                 Chrysler Progress Payments                                -
None                 Chrysler Holdbacks                                        -
None                 Chrysler Repairs                                          -
None                 Misc. Holdbacks & Acceptances                             -
None                 Verson Std. Products                                      -
None                 Corporate                                                 -
None                 Receipt of Escrow                                         -
None                 Note Receivable                                     150,000
                     Additional Receipts                                       -
Various                     Employee Related/COBRA Receipts-Foothill           -
Various                     Operational Receipts                               -
Various                     Sales Of Assets                                    -
Various                     Other Receipts                                19,637
Various                     GM Funding                                         -
                                                                        --------
                     TOTAL RECEIPTS                                     $169,637
                                                                        --------

(1) Please see attached pages for the detail of receipts by Company bank account

                        OPERATING REPORT Page 2 (1 of 6)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:  ALLIED PRODUCTS CORPORATION        CASE NO.:       00 B 28798
            ---------------------------                      --------------

                                RECEIPTS LISTING
                                ----------------

            FOR MONTH ENDING      June 30      , 2002
                             -------------------

Bank:          LASALLE BANK N.A.
               -----------------------------------------------------------------

Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
               -----------------------------------------------------------------

Account Name:  ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
               -----------------------------------------------------------------

Account No.:   5800272592
               -----------------------------------------------------------------


DATE RECEIVED                         DESCRIPTION                        AMOUNT
-------------                         -----------                       --------
None                 General Motors                                     $      -
None                 Chrysler Progress Payments                                -
None                 Chrysler Holdbacks                                        -
None                 Chrysler Repairs                                          -
None                 Misc. Holdbacks & Acceptances                             -
None                 Verson Std. Products                                      -
None                 Corporate                                                 -
None                 Receipt of Escrow                                         -
None                 Note Receivable                                     150,000
Various              Additional Receipts                                       -
Various                     Employee Related/COBRA Receipts-Foothill           -
Various                     Operational Receipts                               -
Various                     Sales Of Assets                                    -
Various                     Other Receipts                                11,647
None                        GM Funding                                         -
                                                                        --------
                     TOTAL RECEIPTS                                     $161,647
                                                                        --------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

                        OPERATING REPORT Page 2 (2 of 6)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:  ALLIED PRODUCTS CORPORATION        CASE NO.:       00 B 28798
            ---------------------------                      --------------

                                RECEIPTS LISTING
                                ----------------

            FOR MONTH ENDING      June 30      , 2002
                             -------------------

Bank:          LASALLE BANK N.A.
               -----------------------------------------------------------------

Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
               -----------------------------------------------------------------

Account Name:  ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
               -----------------------------------------------------------------

Account No.:   5800272618
               -----------------------------------------------------------------


DATE RECEIVED                         DESCRIPTION                        AMOUNT
-------------                         -----------                       --------
None                 General Motors                                     $      -
None                 Chrysler Progress Payments                                -
None                 Chrysler Holdbacks                                        -
None                 Chrysler Repairs                                          -
None                 Misc. Holdbacks & Acceptances                             -
None                 Verson Std. Products                                      -
None                 Corporate                                                 -
None                 Receipt of Escrow                                         -
None                 Note Receivable                                           -
                     Additional Receipts                                       -
None                        Employee Related/COBRA Receipts-Foothill           -
None                        Operational Receipts                               -
None                        Sales Of Assets                                    -
None                        Other Receipts                                     -
None                        GM Funding                                         -
                                                                        --------
                     TOTAL RECEIPTS                                     $      -
                                                                        --------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

                        OPERATING REPORT Page 2 (3 of 6)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:  ALLIED PRODUCTS CORPORATION        CASE NO.:       00 B 28798
            ---------------------------                      --------------

                                RECEIPTS LISTING
                                ----------------

            FOR MONTH ENDING      June 30      , 2002
                             -------------------

Bank:          LASALLE BANK N.A.
               -----------------------------------------------------------------

Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
               -----------------------------------------------------------------

Account Name:  ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
               -----------------------------------------------------------------

Account No.:   5800272600
               -----------------------------------------------------------------


DATE RECEIVED                         DESCRIPTION                        AMOUNT
-------------                         -----------                       --------
None                 General Motors                                     $      -
None                 Chrysler Progress Payments                                -
None                 Chrysler Holdbacks                                        -
None                 Chrysler Repairs                                          -
None                 Misc. Holdbacks & Acceptances                             -
None                 Verson Std. Products                                      -
None                 Corporate                                                 -
None                 Receipt of Escrow                                         -
None                 Note Receivable                                           -
                     Additional Receipts                                       -
None                        Employee Related/COBRA Receipts-Foothill           -
None                        Operational Receipts                               -
None                        Sales Of Assets                                    -
None                        Other Receipts                                     -
None                        GM Funding                                         -
                                                                        --------
                     TOTAL RECEIPTS                                     $      -
                                                                        --------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

                        OPERATING REPORT Page 2 (4 of 6)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:  ALLIED PRODUCTS CORPORATION        CASE NO.:       00 B 28798
            ---------------------------                      --------------

                                RECEIPTS LISTING
                                ----------------

            FOR MONTH ENDING      June 30      , 2002
                             -------------------

Bank:          LASALLE BANK N.A.
               -----------------------------------------------------------------

Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
               -----------------------------------------------------------------

Account Name:  VERSON CORPORATION PAYROLL ACCOUNT
               -----------------------------------------------------------------

Account No.:   5800026501
               -----------------------------------------------------------------


DATE RECEIVED                         DESCRIPTION                        AMOUNT
-------------                         -----------                       --------
None                 General Motors                                     $      -
None                 Chrysler Progress Payments                                -
None                 Chrysler Holdbacks                                        -
None                 Chrysler Repairs                                          -
None                 Misc. Holdbacks & Acceptances                             -
None                 Verson Std. Products                                      -
None                 Corporate                                                 -
None                 Receipt of Escrow                                         -
None                 Note Receivable                                           -
                     Additional Receipts                                       -
None                        Operational Receipts                               -
None                        Operational Receipts-Foothill Account              -
None                        Sales Of Assets                                    -
None                        Other Receipts                                     -
None                        GM Funding                                         -
                                                                        --------
                     TOTAL RECEIPTS                                     $      -
                                                                        --------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

                        OPERATING REPORT Page 2 (5 of 6)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:  ALLIED PRODUCTS CORPORATION        CASE NO.:       00 B 28798
            ---------------------------                      --------------

                                RECEIPTS LISTING
                                ----------------

            FOR MONTH ENDING      June 30      , 2002
                             -------------------

Bank:          LASALLE BANK N.A.
               -----------------------------------------------------------------

Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
               -----------------------------------------------------------------

Account Name:  DANNEN CRANE HEYMAN SIMON SPECIAL ACCOUNT ALLIED
               -----------------------------------------------------------------

Account No.:   8601721825
               -----------------------------------------------------------------


DATE RECEIVED                         DESCRIPTION                        AMOUNT
-------------                         -----------                       --------
None                 General Motors                                     $      -
None                 Chrysler Progress Payments                                -
None                 Chrysler Holdbacks                                        -
None                 Chrysler Repairs                                          -
None                 Misc. Holdbacks & Acceptances                             -
None                 Verson Std. Products                                      -
None                 Corporate                                                 -
None                 Receipt of Escrow                                         -
None                 Note Receivable                                           -
                     Additional Receipts                                       -
None                        Operational Receipts                               -
None                        Operational Receipts-Foothill Account              -
None                        Sales Of Assets                                    -
various                     Other Receipts                                 7,990
None                        GM Funding                                         -
                                                                        --------
                     TOTAL RECEIPTS                                     $  7,990
                                                                        --------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

                        OPERATING REPORT Page 2 (6 of 6)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:  ALLIED PRODUCTS CORPORATION        CASE NO.:       00 B 28798
            ---------------------------                      --------------

                              DISBURSEMENT LISTING
                              --------------------

            FOR MONTH ENDING      June 30      , 2002
                             -------------------

SUMMARY OF COMPANY DISBURSEMENTS FOR THE PERIOD OF JUNE 1, 2002 THROUGH JUNE 30, 2002


DATE DISBURSED   CHECK/WIRE NO.                   DESCRIPTION            AMOUNT
--------------   --------------                   -----------           --------

   Various          Various           Salaries, Benefits & Insurance    $360,552
     None             None            Stay Bonus                               -
     None             None            Utilities                                -
   Various          Various           Rents & Leases                       2,600
     None             None            Remaining Man. Costs                     -
     None             None            Pre-Petition Vendor Payments             -
     None             None            Real Estate Taxes                        -
     None             None            Asset Sale Related Expenses              -
     None             None            Foothill Capital-Secured Loan            -
     None             None            Union Closure Agreement                  -
     None             None            Parts Purchases                          -
   Various          Various           Professional/Trustee Fees          137,337
     None             None            Foothill Principal Payments              -
     None             None            Boeing Letter of Credit                  -
     None             None            Federal and State Income Taxes           -
     None             None            Foothill Interest & Fees                 -
   Various          Various           All Other                           24,482
                                                                        --------
                                  TOTAL DISBURSEMENTS                   $524,971
                                                                        --------


(1) Please see attached pages for the detail of disbursements by Company bank account

                        OPERATING REPORT Page 3 (1 of 6)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:  ALLIED PRODUCTS CORPORATION        CASE NO.:       00 B 28798
            ---------------------------                      --------------

                              DISBURSEMENT LISTING
                              --------------------

            FOR MONTH ENDING      June 30      , 2002
                             -------------------

Bank:          LASALLE BANK N.A.
               -----------------------------------------------------------------

Location:      135 SOUTH LASALLE STREET, CHICAGO, IL 60603
               -----------------------------------------------------------------

Account Name:  ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
               -----------------------------------------------------------------

Account No.:   5800272592
               -----------------------------------------------------------------


DATE DISBURSED   CHECK/WIRE NO.                   DESCRIPTION            AMOUNT
--------------   --------------                   -----------           --------

   Various          Various           Salaries, Benefits & Insurance    $360,552
     None             None            Stay Bonus                               -
     None             None            Utilities                                -
   Various          Various           Rents & Leases                       2,600
     None             None            Remaining Man. Costs                     -
     None             None            Pre-Petition Vendor Payments             -
     None             None            Real Estate Taxes                        -
     None             None            Asset Sale Related Expenses              -
     None             None            Foothill Capital-Secured Loan            -
     None             None            Union Closure Agreement                  -
     None             None            Parts Purchases                          -
   Various          Various           Professional/Trustee Fees          137,337
     None             None            Foothill Principal Payments              -
     None             None            Boeing Letter of Credit                  -
     None             None            Federal and State Income Taxes           -
     None             None            Foothill Interest & Fees                 -
   Various          Various           All Other                           24,482
                                                                        --------
                                  TOTAL DISBURSEMENTS                   $524,971
                                                                        --------


You must create a separate list for each bank account for which disbursements were made during the month.

                        OPERATING REPORT Page 3 (2 of 6)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:  ALLIED PRODUCTS CORPORATION        CASE NO.:       00 B 28798
            ---------------------------                      --------------

                              DISBURSEMENT LISTING
                              --------------------

            FOR MONTH ENDING      June 30      , 2002
                             -------------------

Bank:           LASALLE BANK N.A.
                ----------------------------------------------------------------

Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ----------------------------------------------------------------

Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
                ----------------------------------------------------------------

Account No.:    5800272618
                ----------------------------------------------------------------


DATE DISBURSED   CHECK/WIRE NO.                   DESCRIPTION            AMOUNT
--------------   --------------                   -----------           --------

     None             None            Salaries, Benefits & Insurance    $      -
     None             None            Stay Bonus                               -
     None             None            Utilities                                -
     None             None            Rents & Leases                           -
     None             None            Remaining Man. Costs                     -
     None             None            Pre-Petition Vendor Payments             -
     None             None            Real Estate Taxes                        -
     None             None            Asset Sale Related Expenses              -
     None             None            Foothill Capital-Secured Loan            -
     None             None            Union Closure Agreement                  -
     None             None            Parts Purchases                          -
     None             None            Professional/Trustee Fees                -
     None             None            Foothill Principal Payments              -
     None             None            Boeing Letter of Credit                  -
     None             None            Foothill Interest & Fees                 -
     None             None            All Other                                -
                                                                        --------
                                  TOTAL DISBURSEMENTS                   $      -
                                                                        --------


You must create a separate list for each bank account for which disbursements were made during the month.

                        OPERATING REPORT Page 3 (3 of 6)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:  ALLIED PRODUCTS CORPORATION        CASE NO.:       00 B 28798
            ---------------------------                      --------------

                              DISBURSEMENT LISTING
                              --------------------

            FOR MONTH ENDING      June 30      , 2002
                             -------------------

Bank:           LASALLE BANK N.A.
                ----------------------------------------------------------------

Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ----------------------------------------------------------------

Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
                ----------------------------------------------------------------

Account No.:    5800272600
                ----------------------------------------------------------------


DATE DISBURSED   CHECK/WIRE NO.                   DESCRIPTION            AMOUNT
--------------   --------------                   -----------           --------

     None             None            Salaries, Benefits & Insurance    $      -
     None             None            Stay Bonus                               -
     None             None            Utilities                                -
     None             None            Rents & Leases                           -
     None             None            Remaining Man. Costs                     -
     None             None            Pre-Petition Vendor Payments             -
     None             None            Real Estate Taxes                        -
     None             None            Asset Sale Related Expenses              -
     None             None            Foothill Capital-Secured Loan            -
     None             None            Union Closure Agreement                  -
     None             None            Parts Purchases                          -
     None             None            Professional/Trustee Fees                -
     None             None            Foothill Principal Payments              -
     None             None            Boeing Letter of Credit                  -
     None             None            Foothill Interest & Fees                 -
     None             None            All Other                                -
                                                                        --------
                                  TOTAL DISBURSEMENTS                   $      -
                                                                        --------


You must create a separate list for each bank account for which disbursements were made during the month.

                        OPERATING REPORT Page 3 (4 of 6)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:  ALLIED PRODUCTS CORPORATION        CASE NO.:       00 B 28798
            ---------------------------                      --------------

                              DISBURSEMENT LISTING
                              --------------------

            FOR MONTH ENDING      June 30      , 2002
                             -------------------

Bank:           LASALLE BANK N.A.
                ----------------------------------------------------------------

Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ----------------------------------------------------------------

Account Name:   VERSON CORPORATION PAYROLL ACCOUNT
                ----------------------------------------------------------------

Account No.:    5800026501
                ----------------------------------------------------------------


DATE DISBURSED   CHECK/WIRE NO.                   DESCRIPTION            AMOUNT
--------------   --------------                   -----------           --------

     None             None            Salaries, Benefits & Insurance    $      -
     None             None            Stay Bonus                               -
     None             None            Utilities                                -
     None             None            Rents & Leases                           -
     None             None            Remaining Man. Costs                     -
     None             None            Pre-Petition Vendor Payments             -
     None             None            Real Estate Taxes                        -
     None             None            Asset Sale Related Expenses              -
     None             None            Foothill Capital-Secured Loan            -
     None             None            Union Closure Agreement                  -
     None             None            Parts Purchases                          -
     None             None            Professional/Trustee Fees                -
     None             None            Foothill Principal Payments              -
     None             None            Boeing Letter of Credit                  -
     None             None            Foothill Interest & Fees                 -
     None             None            All Other                                -
                                                                        --------
                                  TOTAL DISBURSEMENTS                   $      -
                                                                        --------


You must create a separate list for each bank account for which disbursements were made during the month.

                        OPERATING REPORT Page 3 (5 of 6)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:  ALLIED PRODUCTS CORPORATION        CASE NO.:       00 B 28798
            ---------------------------                      --------------

                              DISBURSEMENT LISTING
                              --------------------

            FOR MONTH ENDING      June 30      , 2002
                             -------------------

Bank:           LASALLE BANK N.A.
                ----------------------------------------------------------------

Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ----------------------------------------------------------------

Account Name:   DANNEN CRANE HEYMAN SIMON SPECIAL ACCOUNT ALLIED
                ----------------------------------------------------------------

Account No.:    8610721825
                ----------------------------------------------------------------


DATE DISBURSED   CHECK/WIRE NO.                   DESCRIPTION            AMOUNT
--------------   --------------                   -----------           --------

     None             None            Salaries, Benefits & Insurance    $      -
     None             None            Stay Bonus                               -
     None             None            Utilities                                -
     None             None            Rents & Leases                           -
     None             None            Remaining Man. Costs                     -
     None             None            Pre-Petition Vendor Payments             -
     None             None            Real Estate Taxes                        -
     None             None            Asset Sale Related Expenses              -
     None             None            Foothill Capital-Secured Loan            -
     None             None            Union Closure Agreement                  -
     None             None            Parts Purchases                          -
     None             None            Professional/Trustee Fees                -
     None             None            Foothill Principal Payments              -
     None             None            Boeing Letter of Credit                  -
     None             None            Foothill Interest & Fees                 -
     Various          Various         All Other                                1
                                                                        --------
                                  TOTAL DISBURSEMENTS                   $      1
                                                                        --------


You must create a separate list for each bank account for which disbursements were made during the month.

                        OPERATING REPORT Page 3 (6 of 6)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:  ALLIED PRODUCTS CORPORATION        CASE NO.:       00 B 28798
            ---------------------------                      --------------



            FOR MONTH ENDING             June 30              , 2002
                             ---------------------------------


STATEMENT OF INVENTORY (PRE-PETITION AND POST-PETITION)
-------------------------------------------------------


                             Beginning Inventory         $               -
                                                        ------------------------
                             Add: purchases              $               -
                                                        ------------------------
                             Less: goods sold            $               -
                                  (cost basis)          ------------------------

                             Ending Inventory            $               -
                                                        ------------------------


PAYROLL INFORMATION STATEMENT
-----------------------------

Gross payroll for this period                            $          31,368
                                                        ------------------------
Payroll taxes due but unpaid                             $               -
                                                        ------------------------
                                                        ------------------------


               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS
               ---------------------------------------------------

                                                              Amount of       Number of       Amounts of
                                           Date regular        Regular        Payments         Payments
       Name of Creditor/Lessor            payment is due       Payment       Delinquent       Delinquent*
---------------------------------------  ----------------   -------------   -------------   -------------

                                                                                             $        -







*Include only post-petition payments      OPERATING REPORT  Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:  ALLIED PRODUCTS CORPORATION        CASE NO.:       00 B 28798
            ---------------------------                      --------------



            FOR MONTH ENDING             June 30              , 2002
                             ---------------------------------


STATEMENT OF AGED RECEIVABLES (PRE-PETITION AND POST-PETITION)
--------------------------------------------------------------


ACCOUNTS RECEIVABLE:

                  Beginning month balance             $      13,013,324
                                                       -------------------------

                  Add:  sales on account (2)          $              -
                                                       -------------------------

                  Less: collections/adjustments       $        (150,000)
                                                       -------------------------
                                                       -------------------------

                  End of month balance                $      12,863,324
                                                       -------------------------
                                                       -------------------------



    0-30 Days               31-60 Days                61-90 Days               Over 90 Days (1)                End of Month
------------------       -----------------       --------------------       ----------------------      --------------------------
 $         -              $         -             $            -             $      12,863,324           $       12,863,324
------------------       -----------------       --------------------       -----------------------     --------------------------



STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)
--------------------------------------------

                Beginning of month balance            $              -
                                                       -------------------------
                Add: credit extended                  $          490,164
                                                       -------------------------
                Less: payments of account             $         (490,164)
                                                       -------------------------
                End of month balance                                  -
                                                       -------------------------



    0-30 Days               31-60 Days                61-90 Days                 Over 90 Days             End of Month
------------------       -----------------       --------------------       ----------------------      ------------------
 $         -              $         -             $            -             $           -              $             -
------------------       -----------------       --------------------       -----------------------     ------------------






    ITEMIZE ALL POST-PETITION PAYABLES OVER 30 DAYS OLD ON A SEPARATE
                    SCHEDULE AND FILE WITH THIS REPORT


                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:  ALLIED PRODUCTS CORPORATION        CASE NO.:       00 B 28798
            ---------------------------                      --------------



            FOR MONTH ENDING             June 30              , 2002
                             ---------------------------------



                                TAX QUESTIONNAIRE
                                -----------------

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post-petition taxes or withholdings have been paid currently.


      1.    Federal Income Taxes                   Yes       X       No
                                                           ------           ------


      2.    FICA withholdings                      Yes       X       No
                                                           ------           ------


      3.    Employee's withholdings                Yes       X       No
                                                           ------           ------


      4.    Employer's FICA                        Yes       X       No
                                                           ------           ------


      5.    Federal Unemployment Taxes             Yes       X       No
                                                           ------           ------


      6.    State Income Tax                       Yes       X       No
                                                           ------           ------

      7.    State Employee withholdings            Yes       X       No
                                                           ------           ------

      8.    All other state taxes                  Yes       X       No
                                                           ------           ------


      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.




                             OPERATING REPORT Page 6

--------------------------------------------------------------------------------
              Department of the Treasury - Internal Revenue Service
(REV. 06-97)     VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
--------------------------------------------------------------------------------
                    DO NOT ATTACH THIS NOTICE TO YOUR RETURN
--------------------------------------------------------------------------------
           TO     District Director, Internal revenue Service
                  Attn: Chief, Special Procedures Function
--------------------------------------------------------------------------------
FROM:  Name of Taxpayer               Allied Products Corp
       -------------------------------------------------------------------------
       Taxpayer Address               1355 East 93rd Street Chicago, IL 60619
--------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit(s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
--------------------------------------------------------------------------------
SECTION 1      FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                 for the payroll period from   1-Jun-02 to        14-Jun-02
                                               ---------          ---------

Taxes Reported on              Payroll Date    14-Jun-02
form 941, Employer's
Quarterly Federal Tax   Gross wages paid to employees                $15,004
Return                                                               -------
                        Income tax withheld                          $ 3,420
                                                                     -------
                        SOCIAL SECURITY  Employer's Soc. Sec.        $   471
                                                                     -------
                                         Employee's Soc. Sec.            471
                                                                     -------
                                         Employer's Medicare             218
                                                                     -------
                                         Employee's Medicare             218
                                                                     -------
                                         SOC. SEC & MEDICARE TOTAL   $ 1,377
                                                                     -------
                        Tax Deposited                                $ 4,797
                                                                     -------
                        Date Deposited         Wired To ADP 06/14/02
                                               ---------------------


--------------------------------------------------------------------------------
SECTION 2       FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                       for the payroll period from          to
                                                   --------    --------

Taxes Reported on      Gross wages paid to employees                 $    -
form 940, Employer's                                                 ---------
Annual Federal         Tax Deposited                                 $    -
Unemployment Tax                                                     ---------
Return                 Date Deposited
                                       ---------------------------

--------------------------------------------------------------------------------
                                  CERTIFICATION
(CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY) This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer's Tax Guide
(Publication 15)
--------------------------------------------------------------------------------


 Deposit Method               Form 8109/8109B Federal Tax Deposit (FTD) coupon
  (check box)        --------

                        X     Electronic Federal Payment System (EFTPS) Deposit
                     --------

--------------------------------------------------------------------------------

Amount (Form 941 Taxes)  Date of Deposit        EFTPS acknowledgement number or

                         Wired To ADP 06/14/02 Form 8109 FTD received by: (1)
--------------------------------------------------------------------------------
Amount (Form 940 Taxes)  Date of Deposit        EFTPS acknowledgement number or
                                                Form 8109 FTD received by:

--------------------------------------------------------------------------------

Depositor's Employer                            Name and Address of Bank
Identification Number:

--------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
--------------------------------------------------------------------------------

Signed:                         Date:

--------------------------------------------------------------------------------
Name and Title          Richard Drexler, Chairman, President, CEO and CFO
(print or type)
--------------------------------------------------------------------------------
(1) Information is provided on a quarterly basis.


1 of 1
Payroll 06.14                Cat. #43099Z                  Form 6123 (rev.06-97)

--------------------------------------------------------------------------------
              Department of the Treasury - Internal Revenue Service
(REV. 06-97)     VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
--------------------------------------------------------------------------------
                    DO NOT ATTACH THIS NOTICE TO YOUR RETURN
--------------------------------------------------------------------------------
           TO     District Director, Internal revenue Service
                  Attn: Chief, Special Procedures Function
--------------------------------------------------------------------------------
FROM:  Name of Taxpayer               Allied Products Corp
       -------------------------------------------------------------------------
       Taxpayer Address               1355 East 93rd Street Chicago, IL 60619
--------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit(s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
--------------------------------------------------------------------------------
SECTION 1      FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                 for the payroll period from   15-Jun-02 to       28-Jun-02
                                               ---------          ---------

Taxes Reported on              Payroll Date    28-Jun-02
form 941, Employer's                           ---------
Quarterly Federal Tax   Gross wages paid to employees                $15,004
Return                                                               -------
                        Income tax withheld                          $ 3,420
                                                                     -------
                        SOCIAL SECURITY  Employer's Soc. Sec.        $   453
                                                                     -------
                                         Employee's Soc. Sec.            453
                                                                     -------
                                         Employer's Medicare             218
                                                                     -------
                                         Employee's Medicare             218
                                                                     -------
                                         SOC. SEC & MEDICARE TOTAL   $ 1,342
                                                                     -------
                        Tax Deposited                                $ 4,762
                                                                     -------
                        Date Deposited         Wired To ADP 06/28/02
                                               ---------------------

--------------------------------------------------------------------------------
SECTION 2       FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                       for the payroll period from          to
                                                   --------    --------

Taxes Reported on      Gross wages paid to employees                 $     -
form 940, Employer's                                                 ---------
Annual Federal         Tax Deposited                                 $     -
Unemployment Tax                                                     ---------
Return                 Date Deposited
                                       ---------------------------

--------------------------------------------------------------------------------
                                  CERTIFICATION
(CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY) This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer's Tax Guide
(Publication 15)
--------------------------------------------------------------------------------


 Deposit Method               Form 8109/8109B Federal Tax Deposit (FTD) coupon
  (check box)        --------

                        X     Electronic Federal Payment System (EFTPS) Deposit
                     --------

--------------------------------------------------------------------------------

Amount (Form 941 Taxes)  Date of Deposit        EFTPS acknowledgement number or
                         Wired To ADP 06/28/02  Form 8109 FTD received by:(1)

--------------------------------------------------------------------------------
Amount (Form 940 Taxes)  Date of Deposit        EFTPS acknowledgement number or
                                                Form 8109 FTD received by:

--------------------------------------------------------------------------------

Depositor's Employer                            Name and Address of Bank
Identification Number:

--------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
--------------------------------------------------------------------------------

Signed:                         Date:

--------------------------------------------------------------------------------
Name and Title          Richard Drexler, Chairman, President, CEO and CFO
(print or type)
--------------------------------------------------------------------------------
(1) Information is provided on a quarterly basis.


1 of 1
Payroll 06.28                Cat. #4309Z                  Form 6123 (rev.06-97)

                      DECLARATION UNDER PENALTY OF PERJURY
                      ------------------------------------


I,                   RICHARD DREXLER               , acting as the duly
   -----------------------------------------------

authorized agent for Debtor in Possession (Trustee) declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                -----------------------------------------
                                For the Debtor In Possession (Trustee)

                                Print or type name and capacity of person signing this Declaration:

                                         Richard A. Drexler
                                -----------------------------------------
                                   Chairman, President, CEO and CFO
                                -----------------------------------------

DATED:
       ------------------

                             OPERATING REPORT Page 8